UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 7, 2022

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York New York	001-39013 001-04471	83-3933743 16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P. O. Box 4505, 201 Merritt 7
Norwalk, Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 203-849-5216
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Common Stock, $1.00 par value	XRX	Nasdaq Global Select Market
Securities registered pursuant to Section 12(g) of the Act:
None
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter). ☐
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement
On July 7, 2022, Xerox Corporation (“Xerox Corp.”), as borrower, and its parent company, Xerox Holdings Corporation (the “Company”), entered into a Credit Agreement (the “New Credit Agreement”) with Citibank, N.A., as administrative agent and collateral agent (the “Agent”), and the lenders party thereto.
The New Credit Agreement provides Xerox Corp. with a $500.0 million revolving credit facility (the “New Revolving Credit Facility”). The material terms of the New Credit Agreement include the following:
Under the New Revolving Credit Facility, Xerox Corp. may borrow up to $500.0 million, as well as an uncommitted accordion feature that allows the Company to increase the New Revolving Credit Facility by a total of up to $150.0 million, subject to obtaining additional commitments from existing lenders or new lending institutions. The New Revolving Credit Facility includes a $150.0 million letter of credit subfacility.
At Xerox Corp.’s election, the borrowings under the New Revolving Credit Facility in U.S. dollars will bear interest at either (1) a rate per annum equal to the highest of Citibank’s prime rate or a rate 0.5% in excess of the Federal Funds Rate or a rate 1.0% in excess of one-month
Term SOFR (the “Base Rate”), in each case plus an applicable margin, or (2) the one-,
three-, or
six-month
per annum Term SOFR (the “Term SOFR Rate”), as selected by the Company, plus an applicable margin. The applicable margin for Base Rate loans, through the quarterly reporting for the fiscal quarter ending September 30, 2022, is 1.00% per annum, and thereafter varies from 0.50% to 1.25% depending on the Company’s consolidated total net leverage ratio (as defined in the New Credit Agreement). The applicable margin for Term SOFR Rate loans, through the quarterly reporting for the fiscal quarter ending September 30, 2022, is 2.00% per annum, and thereafter varies from 1.50% to 2.25% depending on the Company’s consolidated total net leverage ratio. Xerox Corp. may also borrow in currencies other than U.S. dollars under the New Credit Agreement, and such borrowings will bear interest calculated under a construct similar to that described above. Principal is payable in full at maturity on July 7, 2024, and there are no scheduled principal payments prior to maturity.
Xerox Corp.’s borrowings under the New Revolving Credit Facility are supported by guarantees from the Company and its subsidiary guarantors, and by security interests in substantially all of the assets of Xerox Corp., the Company, and its subsidiary guarantors, subject to certain exceptions.
If an event of default occurs under the New Revolving Credit Facility, the entire principal amount outstanding under the New Revolving Credit Facility, together with all accrued unpaid interest and other amounts owing in respect thereof, may be declared immediately due and payable, subject, in certain instances, to the expiration of applicable cure periods.
The New Revolving Credit Facility requires the Company to comply with the following financial covenants measured as of the end of each fiscal quarter, commencing with the quarter ending September 30, 2022: a total net leverage ratio, an interest coverage ratio, and a minimum unrestricted cash requirement.
The New Revolving Credit Facility also imposes restrictions on the Company and its subsidiaries, including on the amount of dividends the Company is permitted to pay and the amount of shares the Company is permitted to repurchase. Under the New Revolving Credit Facility, provided there is no event of default existing, the Company may declare and pay cash dividends on shares of its common stock and its preferred stock, and may repurchase shares of its common stock and its preferred stock (1) in an unlimited amount if, at the time such dividend or repurchase is made, the Company’s consolidated total net leverage ratio is 3.5 to 1.00 or less or (2) in an aggregate amount in any fiscal year not to exceed the greater of (x) $200.0 million or (y) 50% of free cash flow for the prior fiscal year, commencing with the fiscal year ending December 31, 2022.
The foregoing summary of the New Revolving Credit Facility contained in this Current Report on Form
8-K
does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the New Credit Agreement, a copy of which is attached hereto as Exhibit 4.2 and incorporated herein by reference.
Item 1.02. Termination of a Material Definitive Agreement
On July 7, 2022, in connection with the execution of the New Credit Agreement and the implementation of the New Revolving Credit Facility as set forth in Item 1.01 above, the Amended and Restated Credit Agreement, dated as of August 9, 2017 (as amended by Amendment No. 1 thereto, dated as of February 15, 2018, Amendment No. 2 thereto, dated as of July 31, 2019, Amendment No. 3 thereto, dated as of July 31, 2020, and Amendment No. 4 thereto, dated as of March 24, 2022), by and among Xerox Corp., the Company, Citibank, N.A., as administrative agent, and the lenders party thereto was terminated, all outstanding obligations of Xerox Corp. and the Company thereunder were repaid, and all commitments thereunder and all guarantees granted in connection therewith were terminated.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance
Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

4.2	Credit Agreement, dated as of July 7, 2022, among Xerox Corporation, Xerox Holdings Corporation, certain Lenders signatory thereto, and Citibank, N.A., as administrative agent*

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

*
Certain schedules and similar attachments have been omitted in reliance on Instruction 4 of Item 1.01 of Form
8-K
and Item 601(a)(5) of
Regulation S-K.
The Company will provide, on a supplemental basis, a copy of any omitted schedule or attachment to the Securities and Exchange Commission or its staff upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XEROX HOLDINGS CORPORATION

By:	/s/ Flor M. Colón
Name: Flor M. Colón
Title: Secretary
Date: July 1
3
, 2022

XEROX CORPORATION

By:	/s/ Flor M. Colón
Name: Flor M. Colón
Title: Secretary
Date: July 1
3
, 2022